Exhibit 99.1

UniTek Global Services, Inc. Provides Update on Master Services Agreement with DIRECTV

BLUE BELL, PA, May 16, 2013 — UniTek Global Services, Inc. (“UniTek” or the “Company”) (Nasdaq: UNTK), a premier provider of permanently outsourced infrastructure services to the telecommunications, broadband cable, wireless, transportation, public safety and satellite television industries, today announced that its subsidiary, DirectSat USA, LLC, has received a letter from DIRECTV, LLC providing 180-day notice of the termination of its master services agreement with DirectSat, effective November 8, 2013. Shortly following receipt of the notice, DirectSat entered into an agreement with DIRECTV providing that the 180-day notice of termination will be automatically withdrawn upon the Company’s refinancing, by July 31, 2013, of its debt on terms that satisfy certain financial requirements, the continued work on completion of its financial statements and the satisfaction of other conditions.

DIRECTV has informed the Company that it intends to continue working with the Company as UniTek addresses the issues it currently faces related to the previously disclosed accounting matters.

Dave Baker, Senior Vice President of DIRECTV stated, “While we take our rights seriously, we do value our relationship with UniTek and have been pleased with their service and performance.  We will continue to work with them over the next several months as the Company completes its financial statements and public filings, and resolves other issues they are currently confronting.”

Acknowledging DIRECTV’s intent to assist the Company, Rocky Romanella, CEO of UniTek, said that the Company intends to move forward in working with DIRECTV and its other customers as it continues its efforts to resolve the previously disclosed issues and complete its required public filings.

“I believe that we can resolve our outstanding issues in a manner and on a timeframe that will allay DIRECTV’s concerns and enable us to maintain our strategic partnership with them. We are making significant progress toward the completion of the restatements and filing of our SEC reports, and are engaged in active discussions with lenders regarding our outstanding debt. We are appreciative of DIRECTV’s support during this time and their agreement to automatically withdraw the notice once we meet the required conditions.”

About UniTek Global Services

UniTek Global Services is a provider of engineering, construction management and installation fulfillment services to companies specializing in the telecommunications, broadband cable, wireless, two-way radio, transportation, public safety and satellite industries. UniTek has created a scalable operating platform, enabling each UniTek subsidiary to deliver quality services to its Fortune 200 customers. www.unitekglobalservices.com.

Forward-Looking Statements

The statements in this press release that are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts, including but not limited to statements regarding the Company’s current and future relationships with its customers, including DIRECTV, the Company’s efforts to refinance its indebtedness, the Company’s plans to restate historical financial results and file SEC reports, and the resolution of other related matters that the Company has previously disclosed. These statements are subject to uncertainties and risks including, but not limited to, the Company’s ability to address issues arising from previously disclosed accounting-related matters, operating performance, general financial, economic, and political conditions affecting the Company’s business and its target industries, the ability of the Company to perform its obligations under its contracts and agreements with customers and other risks contained in reports filed by the Company with the Securities and Exchange Commission, including in our Form 10-K for the year ended December 31, 2011. The words “may,” “could,” “should,” “would,” “believe,” “are confident,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aspire,” and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward looking statement, whether written or oral, which may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Contact Info:

The Piacente Group | Investor Relations

Lee Roth

(212) 481-2050

unitek@tpg-ir.com